SECURED PROMISSORY NOTE


$810,000                                                          April 8, 1997


                  FOR  VALUE  RECEIVED,  GLOBAL  HEALTH  ALTERNATIVES,  INC.,  a
Delaware corporation (the "Maker") having an office at 193 Middle Street, Suite 201, Portland Maine 04101 hereby promises to pay to the order of NATURAL HEALTH TRENDS CORP., a Florida corporation (the "Payee"), at the office of the Payee at 2001 West Sample Road, Pompano Beach, Florida 33064 or at such other place as the Payee of this Note may designate in writing from time to time, the principal sum of EIGHT HUNDRED TEN THOUSAND ($810,000) DOLLARS together with interest thereon at the prime rate of interest as set forth by Citibank, N.A., New York, New York ("Citibank"). In the event of a change in the Prime Rate by Citibank, the interest rate shall change on the first day of the month following the date of the change of the Prime Rate. Principal and interest shall be payable on December 31, 1997 or ON DEMAND by the Payee, whichever shall first occur, in lawful money of the United States and in immediately available funds; provided that, in the event of the consummation of the transactions contemplated by the Agreement and Plan of Reorganization, dated as of March 19, 1997 (the
"Reorganization Agreement"), among Maker, Payee and GHA Holdings, Inc. ("Holdings"), Payee shall contribute this Secured Promissory Note to the capital of Holdings.

                  The following shall be deemed "Events of Default" hereunder:

                  (a) If any payment hereunder or under the Security Agreement shall not be made when due or demanded;

                  (b) if the Maker fails to maintain in force the insurance required under the Security Agreement or except as otherwise provided in the Security Agreement, removes, sells, transfers, encumbers, sublets or parts with possession of the Collateral or any part thereof (other than as contemplated by the Reorganization Agreement) or attempts to do any of the foregoing;

                  (c) if the Maker shall fail to perform or comply with any of the other terms, covenants, or conditions of this Note, the Reorganization Agreement or the Security Agreement;

                  (d) if the Collateral or any part thereof be seized or levied upon under legal process;

                  (e) if the Maker defaults under or breaches any of the terms, covenants or conditions of any other security agreement, conditional sales contract, lease, instrument, note or agreement it may now have or hereafter make with Payee or Holdings;


42329.3

                  (f) if Payee ceases doing business as a going concern, other than as contemplated by the Reorganization Agreement, or makes or sends notice of an intended bulk sale or makes an assignment for the benefit of creditors;

                  (g) if any proceedings are commenced by or against Maker under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, receivership, liquidation or dissolution law or statute of any jurisdiction, whether now or hereafter in effect;

                  (h) if a receiver, trustee or conservator be appointed for any of Maker's property; or

                  (i) if any guaranty, representation or statement made herein by Maker or contained in any separate statement in writing in connection herewith, including, without limitation, any financial statements furnished to Payee by or on behalf of Maker, is untrue or incomplete in any material respect.

                  Unless the Payee otherwise elects, in the Payee's sole discretion, this Note shall automatically become immediately due and payable, without further notice or demand, upon the occurrence of any event of default hereinabove described and shall bear interest until paid in full at the Prime Rate plus five (5%) percent per annum. Upon the acceleration of the entire or any portion of the unpaid balance of this Note, the holder, without prejudice to any other rights, is authorized to proceed against Maker and shall not be required to have recourse to any security given for payment of this Note.

                  Nothing contained in this Note shall require the Maker to pay interest at a rate exceeding the maximum rate permitted by applicable law. If the amounts payable to the Payee on any date shall exceed the maximum permissible amount, such amounts shall be automatically reduced to the maximum permissible amount, and the payments for any subsequent period, to the extent less than that permitted by applicable law, shall, to that extent, be increased by the amount of such reduction. In the event that the period from the due date of such payment is not long enough to cause the payments due hereunder not to exceed the maximum amount permitted by applicable law, then the Payee at its option shall have the right (i) to extend the amount of time for such payment such that the payments shall not be deemed to exceed the maximum amount permitted by applicable or (ii) to reduce the amounts payable under this Note.

                  In the event of the termination of the Reorganization Agreement, the Payee shall have the right at its option to convert the amounts due under this Note in, whole or in part, into fully paid and nonassessable shares of Common Stock of the Maker at the conversion price of $2.25 per share (the "Conversion Price"), by surrender of this Note to the Maker, together with a notice indicating the amount to be converted.

                  The Conversion Price in effect at any time and the number and kind of securities purchasable upon the conversion of this Note shall be subject to adjustment from time to time upon the happening of certain events as follows:

42329.3
                                       -2-

                  (a) If the Maker shall (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, then the Conversion Price in effect at the time of the effective date or record date, as the case may be, for such dividend or distribution or of the effective date of such subdivision, combination or reclassification shall be adjusted so that it shall equal the price determined by multiplying the Conversion Price by a fraction, the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such action, and the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such action.

                  (b) Whenever the Conversion Price payable upon conversion of the Note is adjusted pursuant to the preceding paragraph the number of shares of Common Stock purchasable upon conversion of this Note shall simultaneously be adjusted by multiplying the number of shares of Common Stock initially issuable upon conversion of this Note by the Conversion Price in effect on the date hereof and dividing the product so obtained by the Conversion Price, as adjusted.

                  The Maker acknowledges that the Payee has advanced monies to the Maker under this Note in accordance with the Reorganization Agreement. The Maker acknowledges that the principal sum hereunder exceeds the actual amount of funds received by the Maker. The Maker understands that the amount in excess of the amounts received by the Maker represents the costs and expenses of the Payee in obtaining the amounts received by the Maker and that the Payee would not have incurred all of such costs and expenses if Payee had not done so on behalf of the Maker. The Maker acknowledges and agrees that such costs and expenses relate to the costs of the Payee in obtaining the amount of funds received by the Maker, including, but not limited to, finder's fees, commissions and counsel fees, and that the Maker is obligated hereunder to the Payee for the full amount of this Note, including such costs and expenses.

                  At the option of Maker, the unpaid balance of this Note may be prepaid in whole or in part, from time to time, without penalty or premium.

                  Except as otherwise expressly provided herein, Maker hereby waives presentment, demand for payment, dishonor, notice of dishonor, protest and notice of protest.

                  The liability of Maker hereunder shall be unconditional. No act, failure or delay by the holder hereof to declare a default as set forth herein or to exercise any right or remedy it may have hereunder, or otherwise, shall constitute a waiver of its rights to declare such default or to exercise any such right or remedy at such time as it shall determine in its sole discretion.

                  Maker further agrees to pay all costs of collection, including a reasonable attorney's fee and all costs of levy or appellate proceedings or review, or both, in case the principal or any interest thereon is not paid at the respective maturity thereof, or in case it becomes necessary to protect the security hereof, whether suit be brought or not.

42329.3
                                       -3-

                  Any and all notices or other communications required or permitted to be given under this Note shall be in writing and shall be deemed to have been duly given upon personal delivery or the mailing thereof by certified or registered mail (a) if to Maker, addressed to it at its address set forth above; and (b) if to Payee, addressed to it or at such other address any person or entity entitled to receive notices may specify by written notice given as aforesaid.

                  This Note may not be amended, modified, supplemented or terminated orally.

                  This   Note   shall  be   binding   upon   Maker,   its  legal
representatives, successors or assigns and shall inure to the benefit of Payee and its successors, endorsees, assigns or holder(s) in due course.

                  This Note shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to principles of conflicts of law. By signing below, Maker hereby irrevocably submits to the jurisdiction of such state and to service of process by certified or registered mail at Maker's last known address. No provision of this Note may be changed unless in writing signed by the Payee.

                  IN WITNESS WHEREOF, Maker has caused this Note to be duly executed and delivered by its duly authorized representative as of the date and year first above written.


                                      GLOBAL HEALTH ALTERNATIVES, INC.



                                      By:      ________________________________
                                               Name:
                                               Title:


42329.3
                                       -4-

                               SECURITY AGREEMENT



                  AGREEMENT, dated as of April 8, 1997 between GLOBAL HEALTH ALTERNATIVES, INC., a Delaware corporation ("Debtor"), having its principal place of business at 193 Middle Street, Suite 201, Portland, Maine 04101, and NATURAL HEALTH TRENDS CORP., a Florida corporation (the "Secured Party"), having its principal place of business at 2001 West Sample Road, Pompano Beach, Florida 33064.

                  GRANTING CLAUSE: FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledged, and in order to secure an indebtedness owed by Debtor to the Secured Party as evidenced by the Secured Promissory Note, dated April 8, 1997 in the original principal amount of $810,000 (the "Note"), and any renewal, extensions, or replacement of the Note, and to secure the obligations of Debtor under this Agreement and any other obligation (which is now in existence or may hereafter come into existence) of Debtor to the Secured Party or any subsidiary or affiliate of the Secured Party, Debtor hereby grants to the Secured Party a lien on and security interest in the property listed on Schedule A annexed hereto, together with all present and future attachments, accessions, accessories, additions, substitutions and all replacements thereto or thereof or hereafter attached to, placed upon, or used in connection with, such property wherever located and all proceeds of the foregoing, including any insurance proceeds relating thereto (collectively, the "Collateral"), which lien and security interest shall be first, primary, and subject to no other lien whatsoever. In furtherance (and not in limitation) of the foregoing, concurrently with the execution and delivery hereof Debtor shall execute and deliver a Pledge Agreement with Secured Party, (as so executed and delivered, the "Pledge Agreement"), as to certain securities included among the Collateral.

         The parties further agree that:

                  1.  DEBTOR'S WARRANTIES, REPRESENTATIONS AND COVENANTS:
Debtor hereby warrants and represents to the Secured Party (a) that the Collateral is lawfully owned by Debtor, free and clear of all other liens, encumbrances and security interests, and Debtor will warrant and defend title to the same against the claims and demand of all persons; (b) that Debtor has not granted, and will not grant, to anyone other than Secured Party any security interest in the Collateral and, except for financing statements in favor of the Secured Party, no Financing Statement or other instrument affecting the Collateral, or rights therein is on file in any public filing office; (c) that the Collateral is and shall be retained in Debtor's possession at the Debtor's address set forth above except for such of the Collateral as constitutes inventory that is in the possession of merchants for resale; (d) that the Collateral is and will be used only for business or commercial purposes; (e) that this Agreement and the Note have been validly authorized, duly executed and delivered and constitute the valid and legally binding obligations of the Debtor, enforceable in accordance with their respective terms and are not violative of, or create a default under, its Certificate of Incorporation or By-laws or under any

42326.2
order, writ, injunction or decree of any court of governmental instrumentality or any agreement to which Debtor is a party or by which its property is bound.

                  2. INSURANCE: Debtor agrees that from the date hereof it will, at its sole cost and expense, keep the Collateral insured against all risks of loss or damage with extended coverage for not less than the greater of the indebtedness or the Collateral's full replacement cost and that it will carry personal injury liability and property damage liability insurance in such amount and covering such risks as Secured Party may reasonably require. All said insurance shall be in form and with companies satisfactory to Secured Party.

                  3.  USE OF COLLATERAL AND OTHER DEBTOR OBLIGATIONS:  All
risks of loss, theft or destruction of the Collateral shall be borne by the Debtor. Debtor agrees that it will not use the Collateral in violation of any statute or ordinance or applicable insurance policy and will promptly pay all taxes, assessments, license fees and other public or private charges levied or assessed against the Collateral and this obligation shall survive the termination of this Agreement; that Debtor will not permit any lien, charge, encumbrance or security interest of any kind whatsoever (other than the Secured Party's security interest) to issue upon or attach to the Collateral; that Debtor will not remove the collateral from its location as above set forth without the prior written consent of Secured Party; that except in the ordinary course of Debtor's business, Debtor will not secrete, sell, transfer, dispose of, attempt to dispose of, substantially modify or abandon the Collateral or any part thereof; that Debtor will sign and deliver to Secured Party such financing statements and Continuation Statements, in form acceptable to Secured Party, as Secured Party may, from time to time, reasonably request, or as are reasonably necessary in the opinion of Secured Party, to establish and maintain a valid security interest in the Collateral and Debtor will pay any related filing fees or cost with respect thereto and for prior lien searches; and that Debtor hereby constitutes and appoints Secured Party its true and lawful attorney-in-fact to execute and deliver any financing statement or other documents which may be required to establish and/or maintain Secured Party's security interest in the Collateral. Debtor shall, at its own cost and expense, protect and defend its title to the Collateral and defend all actions and claims which may be asserted against the Collateral and its use thereof. Debtor will allow Secured Party and its representatives free access to the Collateral at all reasonable times for purposes of inspection or repair.

                  4. DEFAULT: Debtor shall be in default (an "Event of Default") under the terms of this Agreement and the Note upon the occurrence of any of the following: (a) if the Debtor shall fail to make any payment under the Note or this Agreement when due or when demanded; (b) if the Debtor fails to maintain in force the required insurance or except as otherwise provided herein, removes, sells, transfers, encumbers, sublets or parts with possession of the Collateral or any part thereof (other than as contemplated by the Agreement and Plan of Reorganization, dated as of March 19, 1997 (the "Reorganization Agreement"), among Debtor, Secured Party and GHA Holdings, Inc.) or attempts to do any of the foregoing; (c) if the Debtor shall fail to perform or comply with any of the other terms, covenants, or conditions of this Agreement, the Reorganization Agreement, the Note or the Pledge Agreement; (d) if the Collateral or any part thereof shall be seized or levied upon under legal process; (e) if the Debtor defaults under or

42326.2
                                       -2-
breaches any of the terms, covenants or conditions of any other security agreement, conditional sales contract, lease, instrument, note or agreement it may now have or hereafter make with Secured Party; (f) if Debtor ceases doing business as a going concern, other than as contemplated by the Reorganization Agreement, or makes or sends notice of an intended bulk sale (other than as contemplated by the Reorganization Agreement) or makes an assignment for the benefit of creditors; (g) if any proceedings are commenced by or against Debtor under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, receivership, liquidation or dissolution law or statute of any jurisdiction, whether now or hereafter in effect; (h) if a receiver, trustee or conservator be appointed for any of Debtor's property; or (i) if any guaranty, representation or statement made herein by Debtor or contained in any separate statement in writing in connection herewith or in connection with the Reorganization Agreement, including, without limitation, any financial statements furnished to Secured Party by or on behalf of Debtor, is untrue or incomplete in any material respect.

                  Upon the occurrence of any Event of Default, the indebtedness secured hereby and all other obligations then owing by the Debtor to Secured Party shall, if Secured Party so elects, become immediately due and payable and Secured Party shall have all of the rights and remedies of a secured party under the Uniform Commercial Code as enacted in the State of New York and any other applicable laws, and it shall then be lawful for, and Secured Party is hereby authorized and empowered, with the aid and assistance of any person or persons, to enter any premises where the Collateral or any part thereof is, or may be, placed, and to assemble and/or remove same and/or to render it unusable and/or sell and dispose of such Collateral at one or more public or private sales upon at least five (5) days written notice to Debtor of such sale (which notice and method of sale Debtor hereby agrees is commercially reasonable), and Secured Party may be a buyer of the Collateral thereat. The proceeds of each such sale shall be applied by Secured Party toward the payment of expenses of retaking, including transportation, storage, refurbishing, preparing such sale, advertising, selling and all related charges and disbursements in connection therewith and the indebtedness and interest secured hereby. Should the proceeds of any such sale be insufficient to fully pay all the items above mentioned, Debtor hereby covenants and agrees to pay any deficiency to Secured Party. In the event that an Event of Default has occurred and is continuing, Secured Party may employ any of the remedies set forth herein regardless of whether Secured Party exercises its right to make a demand under the Note.
 If Secured Party employs counsel for the purpose of effecting collection of any monies due hereunder (whether or not Secured Party has retaken the Collateral or any part thereof) or for the purpose of recovering the Collateral, or for the purpose of protecting Secured Party's interest because of the occurrence of any Event of Default of Debtor, Debtor agrees to pay reasonable attorneys' fees and such attorneys' fees shall be a lien on the Collateral herein and the proceeds thereof. Secured Party may require Debtor to assemble the Collateral and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties. All rights and remedies hereunder are cumulative and not exclusive and a waiver by Secured Party of any breach by Debtor or the terms, covenants, and conditions hereof shall not constitute a waiver of future breaches or defaults or Events of Default and no failure or delay on the part of Secured Party in exercising any of its options, powers, rights or remedies or partial or single exercise thereof, shall constitute a waiver thereof.

42326.2
                                       -3-

                  5. WAIVER OF TRIAL BY JURY: Debtor hereby waives the right of a jury trial in any action or proceeding by either party, or assigns, arising out of the subject matter of this Agreement, the Collateral, or the Note or other obligations secured hereby.

                  6. NOTICES: All notices hereunder shall be contained in a written instrument transmitted (i) in person, (ii) by first class, registered or certified mail, return receipt requested, (iii) by telefacsimile or telex (confirmed by written notice in the manner specified in (ii) above), or (iv) by overnight delivery, each addressed to such party at the address set forth on the first page of this Agreement or such other address as may be designated by due notice.

                  7. MISCELLANEOUS: This Agreement supersedes all prior agreements, contains the entire understanding relating to its subject matter and is binding on the parties and their successors and assigns. No provision may be modified, terminated or waived except by an express writing signed by both parties. No waiver will constitute a waiver of any other or future breach. This Agreement was accepted in, is to be governed by and construed in accordance with the internal laws (excluding the laws concerning conflicts of laws) of, and any dispute adjudicated exclusively in, the State of New York, where both parties hereby consent to jurisdiction in any state or federal court located in such jurisdiction, and any action therein may be commenced by written notice thereof to the addresses set forth above. The provisions hereof are severable and this Agreement will be enforced to the maximum extent permitted by applicable law. This Agreement may be executed in counterparts and may be executed by facsimile, which will be deemed an original.

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered as of the day and year first above written.

DEBTOR

GLOBAL HEALTH ALTERNATIVES, INC.


By:_____________________________________
         Name:
         Title:

SECURED PARTY

NATURAL HEALTH TRENDS CORP.


By:_____________________________________
         Name:
         Title:


42326.2
                             -4-

                                   SCHEDULE A


DEBTOR:                 GLOBAL HEALTH ALTERNATIVES, INC.

SECURED PARTY:            NATURAL HEALTH TRENDS CORP.



         To secure payment and performance of all indebtedness and obligations owed to Secured Party, Debtor grants to Secured Party a continuing security interest in the following, whether now owned or existing or hereafter acquired or arising or in which Debtor now has or may hereafter acquires any rights:

         A. All of the Debtor's right, title and interest in and to all the issued and outstanding shares of stock of Ellon, Inc., a Delaware corporation and Maine Naturals, Inc., a Delaware corporation, both of which are wholly-owned subsidiaries of the Debtor.

         B. All accounts, accounts receivable, contract rights, instruments, letters of credit, acceptances, guarantees, drafts or other forms of obligations and receivables of Debtor arising from the sale or lease of inventory, or the rendition of services by Debtor in the ordinary course of business or otherwise (all of the foregoing herein collectively called accounts), whether or not the accounts be listed on any schedules, assignments or reports furnished to Secured Party from time to time, and whether or not the accounts are now existing or are created at any time hereafter; together with all goods, inventory and merchandise returned by or reclaimed by or repossessed from customers on such accounts, wherever such goods, inventory and merchandise are located, and all proceeds thereof, including but not limited to, proceeds of insurance thereon; and all guaranties, securities, and liens which Debtor may hold for the payment of any accounts, including without limitation, all rights of stoppage in transit, replevin and reclamation and all other rights and remedies of any unpaid vendor or lienor, and all liens held by the Debtor as a mechanic contractor, subcontractor, materialman, machinist, manufacturer, artisan, or otherwise, including without limitation the following contract rights: (1) the rights of the Debtor in Natural Relief - 1222, United States Patent No. 5,032,400; (2) the rights of the Debtor pursuant to the agreement between the Debtor and Mebo Holding Corp.; and (3) any and all future rights of the Debtor to market Natural Relief - 1222 through the National Football League.

         C. All inventory (other than consigned inventory) of Debtor wherever located, including without limitation, all goods manufactured or acquired for sale or lease, and any piece goods, raw materials, work in process and finished merchandise, findings or component materials, and all supplies, goods, incidentals, office supplies, packaging materials and any and all items used or consumed in the operation of the business of the Debtor or which contribute to the finished product or to the sale, promotion and shipment thereof, in which Debtor now or at anytime hereafter may have an interest, whether or not such inventory is listed in any reports furnished to Secured Party from time to time; all inventory whether or not the same is in transit

42326.2
                                       -5-
or in the constructive, actual or exclusive occupancy of possession of Debtor or is held by Debtor or by others for Debtor's account including without limitation, all goods covered by purchase orders and contracts with suppliers and all goods billed and held by suppliers; all inventory which may be located on premises of Debtor or of any carriers, forwarding agents, truckers, warehousemen, vendors, selling agents or third parties; all insurance proceeds and products of any and all of the foregoing resulting from the sale, lease or other disposition of inventory, including cash, accounts, contract rights, other non-cash proceeds and trade-ins; and with respect to after-acquired inventory, the security interest shall be a purchase money security interest.

         D.  All  machinery,   equipment,   fixtures,  furniture,   furnishings,
improvements, tools, fuel and goods of any kind, whether now owned or hereafter acquired or in which Debtor may in the future acquire an interest.

         E. All documents, instruments, documents of title, policies and certificates of insurance, guaranties, securities, chattel paper, deposits,proceeds of insurance, cash liens or other property owned by the Debtor or in which it had an interest which are now or may hereafter be in the possession of Debtor or as to which Debtor may hereafter control possession by documents of title or otherwise, including, but not limited to, all property allocable to unshipped orders.

         F. All bank accounts,including, but not limited to, deposit accounts, now existing or hereafter arising, together with the right to withdraw from said bank accounts and make deposits to the same.

         G. All general intangibles, now existing or hereafter owned or acquired, including, but not limited to, patents, patent applications, trademarks, trademark registrations and applications therefor, trade names, trade processes, copyrights, copyright registrations and applications therefor, licenses, franchises, tax refunds and corporate name and good will of Debtor's business.

         H. All books, records, customer lists, supplier lists, ledgers, evidence or shipping, invoices, purchase orders, sale orders and all other evidences of Debtor's business records, including all cabinets, drawers and furniture that may hold the same, all whether now owned or in existence or hereafter arising or acquired.

         I. All renewals, substitutions, replacements, additions, accessions, proceeds and products of any and all of the foregoing.



42326.2
                                       -6-

                               SECURITY AGREEMENT


                  AGREEMENT, dated as of April 8, 1997 among ELLON, INC., a Delaware corporation and MAINE NATURALS, INC., a Delaware corporation (each, the "Debtor"), having its principal places of business at 193 Middle Street, Suite 201, Portland, Maine 04101 and 644 Merrick Road, Lynbrook, New York 11563, and NATURAL HEALTH TRENDS CORP., a Florida corporation (the "Secured Party") having its principal place of business at 2001 West Sample Road, Pompano Beach, Florida 33064.

                  WHEREAS, Ellon, Inc. and Maine Naturals, Inc. are both wholly-owned subsidiaries and will each derive a substantial benefit from the amounts advanced to Global Health Alternatives, Inc. ("GHA") by the Secured Party; and

                  WHEREAS, the Secured Party would not have advanced such amounts to the debtor without this Agreement.

                  GRANTING CLAUSE: FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledged, and in order to secure the obligations of Debtor under a guarantee (the "Guarantee") of even date herewith and any other obligation (which is now in existence or may hereafter come into existence) of Debtor to the Secured Party or any subsidiary or affiliate of the Secured Party, Debtor hereby grants to the Secured Party a lien on and security interest in the property listed on Schedule A annexed hereto, together with all present and future attachments, accessions, accessories, additions, substitutions and all replacements thereto or thereof or hereafter attached to, placed upon, or used in connection with, such property wherever located and all proceeds of the foregoing, including any insurance proceeds relating thereto (collectively, the "Collateral"), which lien and security interest shall be first, primary, and subject to no other lien whatsoever.

         The parties further agree that:

                  1.  DEBTOR'S WARRANTIES, REPRESENTATIONS AND COVENANTS:
Debtor hereby warrants and represents to the Secured Party (a) that the Collateral is lawfully owned by Debtor, free and clear of all other liens, encumbrances and security interests, and Debtor will warrant and defend title to the same against the claims and demand of all persons; (b) that Debtor has not granted, and will not grant, to anyone other than Secured Party any security interest in the Collateral and, except for financing statements in favor of the Secured Party, no Financing Statement or other instrument affecting the Collateral, or rights therein is on file in any public filing office; (c) that the Collateral is and shall be retained in Debtor's possession at the Debtor's address set forth above except for such of the Collateral as constitutes inventory that is in the possession of merchants for resale; (d) that the Collateral is and will be used only for business or commercial purposes; (e) that this Agreement and the Guarantee have been validly authorized, duly executed and delivered and constitute the valid and legally binding obligations of the Debtor, enforceable in accordance with their respective terms and are not

43577.1
violative of, or create a default under, its Certificate of Incorporation or By-laws or under any order, writ, injunction or decree of any court of governmental instrumentality or any agreement to which Debtor is a party or by which its property is bound.

                  2. INSURANCE: Debtor agrees that from the date hereof it will, at its sole cost and expense, keep the Collateral insured against all risks of loss or damage with extended coverage for not less than the greater of the indebtedness or the Collateral's full replacement cost and that it will carry personal injury liability and property damage liability insurance in such amount and covering such risks as Secured Party may reasonably require. All said insurance shall be in form and with companies satisfactory to Secured Party.

                  3.  USE OF COLLATERAL AND OTHER DEBTOR OBLIGATIONS:  All
risks of loss, theft or destruction of the Collateral shall be borne by the Debtor. Debtor agrees that it will not use the Collateral in violation of any statute or ordinance or applicable insurance policy and will promptly pay all taxes, assessments, license fees and other public or private charges levied or assessed against the Collateral and this obligation shall survive the termination of this Agreement; that Debtor will not permit any lien, charge, encumbrance or security interest of any kind whatsoever (other than the Secured Party's security interest) to issue upon or attach to the Collateral; that Debtor will not remove the collateral from its location as above set forth without the prior written consent of Secured Party; that except in the ordinary course of Debtor's business, Debtor will not secrete, sell, transfer, dispose of, attempt to dispose of, substantially modify or abandon the Collateral or any part thereof; that Debtor will sign and deliver to Secured Party such financing statements and Continuation Statements, in form acceptable to Secured Party, as Secured Party may, from time to time, reasonably request, or as are reasonably necessary in the opinion of Secured Party, to establish and maintain a valid security interest in the Collateral and Debtor will pay any related filing fees or cost with respect thereto and for prior lien searches; and that Debtor hereby constitutes and appoints Secured Party its true and lawful attorney-in-fact to execute and deliver any financing statement or other documents which may be required to establish and/or maintain Secured Party's security interest in the Collateral. Debtor shall, at its own cost and expense, protect and defend its title to the Collateral and defend all actions and claims which may be asserted against the Collateral and its use thereof. Debtor will allow Secured Party and its representatives free access to the Collateral at all reasonable times for purposes of inspection or repair.

                  4. DEFAULT: Debtor shall be in default (an "Event of Default") under the terms of this Agreement upon the occurrence of any of the following:
(a) if the Debtor shall fail to make any payment under the Guarantee or this Agreement when due or when demanded; (b) if the Debtor fails to maintain in force the required insurance or except as otherwise provided herein, removes, sells, transfers, encumbers, sublets or parts with possession of the Collateral or any part thereof (other than as contemplated by the Agreement and Plan of Reorganization, dated as of March 19, 1997 (the "Reorganization Agreement"), among GHA, Secured Party and GHA Holdings, Inc.) or attempts to do any of the foregoing; (c) if GHA shall fail to comply with the terms, covenants and conditions of the Reorganization Agreement, or a note in the original principal amount of $810,000 as of the date hereof, a security agreement as of the date

43577.1
                                       -2-
hereof or a pledge agreement as of the date hereof; (d) if the Debtor shall fail to perform or comply with any of the other terms, covenants, or conditions of this Agreement, the Reorganization Agreement; (e) if the Collateral or any part thereof shall be seized or levied upon under legal process; (f) if the Debtor defaults under or breaches any of the terms, covenants or conditions of any other security agreement, conditional sales contract, lease, instrument, note or agreement it may now have or hereafter make with Secured Party; (g) if Debtor ceases doing business as a going concern, other than as contemplated by the Reorganization Agreement, or makes or sends notice of an intended bulk sale (other than as contemplated by the Reorganization Agreement) or makes an assignment for the benefit of creditors; (h) if any proceedings are commenced by or against Debtor under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, receivership, liquidation or dissolution law or statute of any jurisdiction, whether now or hereafter in effect; (i) if a receiver, trustee or conservator be appointed for any of Debtor's property; or (j) if any guaranty, representation or statement made herein by Debtor or contained in any separate statement in writing in connection herewith or in connection with the Reorganization Agreement, including, without limitation, any financial statements furnished to Secured Party by or on behalf of Debtor, is untrue or incomplete in any material respect.

                  Upon the occurrence of any Event of Default, the indebtedness secured hereby and all other obligations then owing by the Debtor to Secured Party shall, if Secured Party so elects, become immediately due and payable and Secured Party shall have all of the rights and remedies of a secured party under the Uniform Commercial Code as enacted in the State of New York and any other applicable laws, and it shall then be lawful for, and Secured Party is hereby authorized and empowered, with the aid and assistance of any person or persons, to enter any premises where the Collateral or any part thereof is, or may be, placed, and to assemble and/or remove same and/or to render it unusable and/or sell and dispose of such Collateral at one or more public or private sales upon at least five (5) days written notice to Debtor of such sale (which notice and method of sale Debtor hereby agrees is commercially reasonable), and Secured Party may be a buyer of the Collateral thereat. The proceeds of each such sale shall be applied by Secured Party toward the payment of expenses of retaking, including transportation, storage, refurbishing, preparing such sale, advertising, selling and all related charges and disbursements in connection therewith and the indebtedness and interest secured hereby. Should the proceeds of any such sale be insufficient to fully pay all the items above mentioned, Debtor hereby covenants and agrees to pay any deficiency to Secured Party. In the event that an Event of Default has occurred and is continuing, Secured Party may employ any of the remedies set forth herein regardless of whether Secured Party exercises its right to make a demand under the Guarantee. If Secured Party employs counsel for the purpose of effecting collection of any monies due hereunder (whether or not Secured Party has retaken the Collateral or any part thereof) or for the purpose of recovering the Collateral, or for the purpose of protecting Secured Party's interest because of the occurrence of any Event of Default of Debtor, Debtor agrees to pay reasonable attorneys' fees and such attorneys' fees shall be a lien on the Collateral herein and the proceeds thereof. Secured Party may require Debtor to assemble the Collateral and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties. All rights and remedies hereunder are cumulative and not

43577.1
                                       -3-
exclusive and a waiver by Secured Party of any breach by Debtor or the terms, covenants, and conditions hereof shall not constitute a waiver of future breaches or defaults or Events of Default and no failure or delay on the part of Secured Party in exercising any of its options, powers, rights or remedies or partial or single exercise thereof, shall constitute a waiver thereof.

                  5. WAIVER OF TRIAL BY JURY: Debtor hereby waives the right of a jury trial in any action or proceeding by either party, or assigns, arising out of the subject matter of this Agreement, the Collateral, or the Note or other obligations secured hereby.

                  6. NOTICES: All notices hereunder shall be contained in a written instrument transmitted (i) in person, (ii) by first class, registered or certified mail, return receipt requested, (iii) by telefacsimile or telex (confirmed by written notice in the manner specified in (ii) above), or (iv) by overnight delivery, each addressed to such party at the address set forth on the first page of this Agreement or such other address as may be designated by due notice.

                  7. MISCELLANEOUS: This Agreement supersedes all prior agreements, contains the entire understanding relating to its subject matter and is binding on the parties and their successors and assigns. No provision may be modified, terminated or waived except by an express writing signed by both parties. No waiver will constitute a waiver of any other or future breach. This Agreement was accepted in, is to be governed by and construed in accordance with the internal laws (excluding the laws concerning conflicts of laws) of, and any dispute adjudicated exclusively in, the State of New York, where both parties hereby consent to jurisdiction in any state or federal court located in such jurisdiction, and any action therein may be commenced by written notice thereof to the addresses set forth above. The provisions hereof are severable and this Agreement will be enforced to the maximum extent permitted by applicable law. This Agreement may be executed in counterparts and may be executed by facsimile, which will be deemed an original.

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered as of the day and year first above written.

DEBTOR

ELLON, INC.

By:_____________________________________
         Name:
         Title:



43577.1
                                       -4-

MAINE NATURALS, INC.


By:_____________________________________
         Name:
         Title:


SECURED PARTY

NATURAL HEALTH TRENDS CORP.


By:_____________________________________
         Name:
         Title:




43577.1
                                       -5-

                                   SCHEDULE A


DEBTOR:                            ELLON, INC.
                               MAINE NATURALS, INC.

SECURED PARTY:             NATURAL HEALTH TRENDS CORP.



         To secure payment and performance of all indebtedness and obligations owed to Secured Party, Debtor grants to Secured Party a continuing security interest in the following, whether now owned or existing or hereafter acquired or arising or in which Debtor now has or may hereafter acquires any rights:

         A. All accounts, accounts receivable, contract rights, instruments, letters of credit, acceptances, guarantees, drafts or other forms of obligations and receivables of Debtor arising from the sale or lease of inventory, or the rendition of services by Debtor in the ordinary course of business or otherwise (all of the foregoing herein collectively called accounts), whether or not the accounts be listed on any schedules, assignments or reports furnished to Secured Party from time to time, and whether or not the accounts are now existing or are created at any time hereafter; together with all goods, inventory and merchandise returned by or reclaimed by or repossessed from customers on such accounts, wherever such goods, inventory and merchandise are located, and all proceeds thereof, including but not limited to, proceeds of insurance thereon; and all guaranties, securities, and liens which Debtor may hold for the payment of any accounts, including without limitation, all rights of stoppage in transit, replevin and reclamation and all other rights and remedies of any unpaid vendor or lienor, and all liens held by the Debtor as a mechanic contractor, subcontractor, materialman, machinist, manufacturer, artisan, or otherwise.

         B. All inventory (other than consigned inventory) of Debtor wherever located, including without limitation, all goods manufactured or acquired for sale or lease, and any piece goods, raw materials, work in process and finished merchandise, findings or component materials, and all supplies, goods, incidentals, office supplies, packaging materials and any and all items used or consumed in the operation of the business of the Debtor or which contribute to the finished product or to the sale, promotion and shipment thereof, in which Debtor now or at anytime hereafter may have an interest, whether or not such inventory is listed in any reports furnished to Secured Party from time to time; all inventory whether or not the same is in transit or in the constructive, actual or exclusive occupancy of possession of Debtor or is held by Debtor or by others for Debtor's account including without limitation, all goods covered by purchase orders and contracts with suppliers and all goods billed and held by suppliers; all inventory which may be located on premises of Debtor or of any carriers, forwarding agents, truckers, warehousemen, vendors, selling agents or third parties; all insurance proceeds and products of any and all of the foregoing resulting from the sale, lease or other disposition of inventory, including cash, accounts, contract rights, other non-cash proceeds and trade-ins; and

43577.1
                                       -6-
with respect to after-acquired inventory, the security interest shall be a purchase money security interest.

         C.  All  machinery,   equipment,   fixtures,  furniture,   furnishings,
improvements, tools, fuel and goods of any kind, whether now owned or hereafter acquired or in which Debtor may in the future acquire an interest.

         D. All documents, instruments, documents of title, policies and certificates of insurance, guaranties, securities, chattel paper, deposits,proceeds of insurance, cash liens or other property owned by the Debtor or in which it had an interest which are now or may hereafter be in the possession of Debtor or as to which Debtor may hereafter control possession by documents of title or otherwise, including, but not limited to, all property allocable to unshipped orders.

         E. All bank accounts,including, but not limited to, deposit accounts, now existing or hereafter arising, together with the right to withdraw from said bank accounts and make deposits to the same.

         F. All general intangibles, now existing or hereafter owned or acquired, including, but not limited to, patents, patent applications, trademarks, trademark registrations and applications therefor, trade names, trade processes, copyrights, copyright registrations and applications therefor, licenses, franchises, tax refunds and corporate name and good will of Debtor's business.

         G. All books, records, customer lists, supplier lists, ledgers, evidence or shipping, invoices, purchase orders, sale orders and all other evidences of Debtor's business records, including all cabinets, drawers and furniture that may hold the same, all whether now owned or in existence or hereafter arising or acquired.

         H. All renewals, substitutions, replacements, additions, accessions, proceeds and products of any and all of the foregoing.



43577.1
                                       -7-

                                PLEDGE AGREEMENT


                  PLEDGE AGREEMENT, dated as of April 8, 1997 between GLOBAL HEALTH ALTERNATIVES, INC., a Delaware corporation (the "Pledgor") and NATURAL HEALTH TRENDS CORP., a Florida corporation (the "Pledgee").


                              W I T N E S S E T H :

                  WHEREAS, this Pledge Agreement is being executed and delivered to the Pledgee pursuant to the terms of the Security Agreement, dated as of the date hereof (the "Security Agreement"), by and between the Pledgor and the Pledgee;

                  NOW, THEREFORE, in consideration of the mutual agreements contained herein and in the Security Agreement, and in further consideration of the making of the loan represented by the Secured Promissory Note, dated April 8, 1997, in the principal amount of $810,000 issued by Pledgor in favor of Pledgee (the "Note"), the parties hereto do hereby covenant and agree as follows:

                                    SECTION I

                  For purposes of this Pledge Agreement, the following terms shall have the following meanings. All capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Security Agreement.


                  "Collateral"  shall mean the Pledged  Shares  and,  subject to
Section V hereof, and to the extent permitted by applicable law, all rights with respect thereto, and all proceeds of such Pledged Shares and such rights.

                  "Default" shall mean an event which with the giving of notice or the passage of time, or both, would consitute an Event of Default.

                  "Event of Default" shall mean an event as so defined in the Security Agreement.

                  "Liabilities" shall mean all the obligations of the Pledgor to the Pledgee, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due, under the Security Agreement and the Note.

                  "Pledged Shares" shall mean all the shares of capital stock of Ellon, Inc., a Delaware corporation and Maine Naturals, Inc., a Delaware corporation owned of record and beneficially by the Pledgor, as identified with more particularity on Schedule A hereto.


42380.2

                                   SECTION II

                  To  secure  the  payment  of  and   performance   of  all  the
Liabilities, the Pledgor hereby pledges to the Pledgee, and grants to the Pledgee a security interest in and lien upon, the Collateral.
                                   SECTION III

                  The Pledgor represents and warrants to, and covenants with, the Pledgee as follows:

                  (a) the execution, delivery and performance of this Pledge Agreement and the pledging of the Collateral hereunder do not and will not conflict with, result in a violation of, or constitute a default under any agreement binding upon the Pledgor or its property;

                  (b) the Pledged Shares are and will continue to be owned by the Pledgor free and clear of any lien, security interest, charge, pledge, claim, right or other encumbrance (each a "Lien") of any other Person except the Lien hereunder and the rights of the Pledgee under and pursuant to the Agreement and Plan of Reorganization, dated as of the date hereof, among the Pledgee, the Pledgor and GHA Holdings, Inc. (the "Reorganization Agreement"), and the security interest of the Pledgee in the Pledged Shares and the proceeds thereof is and will continue to be prior to and senior to the rights of all others;

                  (c) this Pledge Agreement is the legal, valid, binding and enforceable obligation of the Pledgor, enforceable in accordance with its terms;

                  (d) the Pledgor shall, from time to time, upon request of the Pledgee, promptly deliver to the Pledgee such stock powers, proxies, and similar documents, satisfactory in form and substance to the Pledgee, and take such other actions, with respect to the Collateral as the Pledgee may reasonably request; and

                  (e) subject to Sections IV and VI, and except as contemplated by the Reorganization Agreement, the Pledgor shall not, so long as any Liabilities are outstanding, sell, assign, exchange, pledge or otherwise transfer or encumber any of its rights in and to any of the Collateral.

                                   SECTION IV

                  The Pledged Shares shall be released from this Pledge Agreement only upon indefeasible payment in full of all Liabilities. The Pledgee may from time to time, after any Default or Event of Default, and without prior notice to the Pledgor, transfer all or any part of the Collateral not theretofore registered in the name of the Pledgee, into the name of the Pledgee or its nominee, with or without disclosing that such Collateral is subject to any rights of the Pledgor and may from time to time, whether before or after any of the Liabilities shall become due and payable, without notice to the Pledgor, take all or any of the following actions: (a) notify the parties obligated on any of the Collateral to make payment to the Pledgee of any amounts due or to become due thereunder, (b) release or exchange all or any part of the

42380.2

Collateral or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto, and (c) take control of any proceeds of the Collateral.

                                    SECTION V

                  Concurrently with the execution and delivery of this Agreement, the Pledgor shall deliver to the Pledgee certificates for the Pledged Shares, each such certificate duly signed in blank by the Pledgor or accompanied by a stock transfer power duly signed in blank by the Pledgor and each such certificate accompanied by all required documentary or stock transfer tax stamps. So long as no Default or Event of Default shall have occurred and be continuing, (i) the Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms of this Pledge Agreement, including but not limited to Section III(e) hereof, and (ii) the Pledgor shall be entitled to receive any and all cash dividends or other distributions paid in respect of the Collateral. The Pledgee shall be entitled, but shall not be required, to deliver such certificates together with any such stock transfer power to the respective issuers and receive new certificates registered in the name of the Pledgee or its nominee, or its successor and assigns, at any time while the Note is outstanding.


                                   SECTION VI

                  If an Event of Default shall be existing, in addition to the rights it may have under the Security Agreement, the Note, and this Agreement, or by virtue of any other instrument, (a) the Pledgee may exercise, with respect to the Collateral, from time to time any rights and remedies available to it under the Uniform Commercial Code as in effect from time to time in the State of New York or the states of incorporation of the issuers, or otherwise available to it and (b) the Pledgee shall have the right, for and in the name, place and stead of the Pledgor, to execute endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral. Written notification by the Pledgee to the Pledgor of intended disposition of any of the Collateral three (3) business days prior to such disposition shall be deemed commercially reasonable notice thereof. Any proceeds of any disposition of Collateral may be applied by the Pledgee to the payment of expenses in connection with the Collateral, including, without limitation, reasonable attorneys' fees and legal expenses, and any balance of such proceeds may be applied by the Pledgee toward the payment of such of the Liabilities as are in default, and in such order of application, as the Pledgee may from time to time elect. No action of the Pledgee permitted hereunder shall impair or affect its rights in and to the Collateral. All rights and remedies of the Pledgee expressed hereunder are in addition to all other rights and remedies possessed by it, including, without limitation, those contained in the documents referred to in the definition of Liabilities in Section I hereof.

                  In any sale of any of the Collateral after an Event of Default shall have occurred, the Pledgee is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law (including, without limitation, compliance with such procedures as may restrict

42380.2
the number of prospective bidders and purchasers or further restrict such prospective bidders or purchasers to persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or in order to obtain such required approval of the sale or of the purchase by any governmental regulatory authority or official, and the Pledgor further agrees that such compliance shall not result in such sale's being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Pledgee be liable or accountable to the Pledgor for any discount allowed by reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

                                   SECTION VII

                  Upon the indefeasible payment in full of all Liabilities, this Pledge Agreement shall terminate and the Pledgee shall forthwith assign, transfer and deliver to the Pledgor, against receipt and without recourse to the Pledgee, all Collateral then held by the Pledgee pursuant to this Pledge Agreement.

                                  SECTION VIII

                  No failure or delay on the part of the Pledgee in exercising any right or remedy hereunder or under any other document which confers or grants any rights in the Pledgee in respect of the Liabilities shall operate as a waiver thereof nor shall any single or partial exercise of any such right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy of the Pledgee.

                                   SECTION IX

                  This Pledge Agreement shall be binding upon and inure to the benefit of the Pledgor, the Pledgee and their respective successors and assigns, except that the Pledgor may not assign or transfer its rights hereunder without the prior written consent of the Pledgee (which consent shall not unreasonably be withheld). Each duty or obligation of the Pledgor to the Pled- gee pursuant to the provisions of this Pledge Agreement shall be performed in favor of any person or entity designated by the Pledgee, and any duty or obligation of the Pledgee to the Pledgor may be performed by any other person or entity designated by the Pledgee.

                                    SECTION X

                  This Agreement supersedes all prior agreements, contains the entire understanding relating to its subject matter and is binding on the parties and their successors and assigns. No provision may be modified, terminated or waived except by an express writing signed by both parties. No waiver will constitute a waiver of any other or future breach. This Agreement was accepted in, is to be governed by and construed in accordance with the internal laws (excluding the laws concerning conflicts of laws) of, and any dispute adjudicated exclusively in, the State of New York, where both parties hereby consent to jurisdiction in any state or federal court located in such jurisdiction, and any action therein may be commenced by written notice thereof to the addresses set forth above. The provisions hereof are severable and this Agreement will

42380.2
                                       -4-
be enforced to the maximum extent permitted by applicable law. This Agreement may be executed in counterparts and may be executed by facsimile, which will be deemed an original.

                                   SECTION XI

                  All notices, requests, instructions or documents hereunder shall be in writing and delivered personally or by facsimile transmission (confirmed by mail as follows) or sent by United States mail, registered or certified, return receipt requested, with proper postage prepaid, as follows:

                  (1)  if to the Pledgee:

                           Neal R. Heller, Esq.
                           Natural Health Trends Corp.
                           2001 West Sample Road
                           Pompano Beach, Florida  33064

with a copy to:

                           Martin C. Licht, Esq.
                           Lane & Mittendorf LLP
                           320 Park Avenue
                           New York, New York  10022


                  (2) If to the Pledgor:

                           Sir Brian Wolfson
                           Global Health Alternatives, Inc.
                           44 Welbeck Street
                           London  W1M 7HF  England

with a copy to:
                           Robert C. Bruce
                           Global Health Alternatives, Inc.
                           193 Middle Street
                           Portland, Maine  04101

and:
                           Claude A. Baum, Esq.
                           Dechert Price & Rhoads
                           30 Rockefeller Plaza
                           New York, New York  10112


42380.2
                                       -5-
or at such other address as either of the parties may designate by written notice to the other party. If delivered personally or by facsimile transmission, the date on which a notice, request, instruction or document is delivered shall be the date on which such delivery in person or by facsimile transmission is made, and, if delivered by mail, the date on which such notice, request, instruction or document is deposited in the mail shall be the date of delivery. Each notice, request, instruction or document shall bear the date on which it is delivered.

                                   SECTION XII

                  Wherever possible each provision of this Pledge Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision hereof shall be prohibited by or invalid under such law, such provisions shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions hereof.


                  IN WITNESS WHEREOF, this Pledge Agreement has been duly executed by the parties hereto as of the day and year first above written.

                                                PLEDGOR:

                                                GLOBAL HEALTH ALTERNATIVES, INC.


                                                By:__________________________
                                                         Name:
                                                         Title:

                                                PLEDGEE:

                                                NATURAL HEALTH TRENDS CORP.


                                                By:__________________________
                                                         Name:
                                                         Title

42380.2
                                       -6-

                                    GUARANTEE

         To induce NATURAL HEALTH TRENDS CORP. (the "Lender"), to enter into various agreements with, and in consideration of the extension of credit by the Lender to GLOBAL HEALTH ALTERNATIVES, INC. (the "Borrower"), as evidenced by the note in the original principal amount of $810,000 (the "Note"), each of the undersigned (collectively, the "Guarantor"), unconditionally and irrevocably, jointly and severally, guarantees to the Lender, and any successors and assigns thereof, the full and prompt payment when due, by acceleration or otherwise, of the payment and the performance of all obligations, absolute or contingent, now or hereafter existing, arising in any manner as a result of the Note between the Borrower and the Lender (collectively, the "Obligations").

         Each of the undersigned are wholly-owned subsidiaries of the Borrower and each of the undersigned shall derive a substantial benefit as a result of the extension of credit by the Lender to the Borrower.

         The obligation of the Guarantor hereunder is direct, unconditional and primary and may be enforced by the Lender without regard to the validity or enforceability of the Obligations.

         The Guarantor hereby waives diligence, presentment, protest, notice of acceptance hereof and of all other notices and demands of any kind to which the Guarantor may be entitled. The Guarantor further waives notice of and hereby consents to any agreements or arrangements whatever made or which may be made by the Lender with the Borrower, including, without limitation, agreements and arrangements or payments, extensions, subordinations, composition, arrangement, discharge or release of the whole or any part of the Obligations, or for the change or surrender of any and all security, and the same shall in no way impair the Guarantor's liability hereunder. Presentment, demand, protest and notice of protest of any negotiable instruments are also hereby waived.

         No act, failure to act, or omission of any kind on the part of the Guarantor, the Lender or any other person, corporation or entity shall be deemed to be a legal or equitable discharge or release of the obligation of the Guarantor hereunder. This instrument is a continuing Guarantee and nothing shall discharge or satisfy the liability of the Guarantor hereunder except the full payment of the Obligations followed by the Lender's express release hereof. This instrument shall not be affected by the death or incapacity of the Guarantor.

         The Guarantor further agrees that this instrument shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of the principal of or interest on any of the Obligations guaranteed hereby is rescinded or must otherwise be restored or returned by the Lender upon the insolvency, bankruptcy or reorganization of the Borrower, or otherwise, all as though such payment had not been made.


43573.2

         If any legal action or actions are instituted by the Lender to enforce any of its rights hereunder, the Guarantor covenants to pay the Lender for all expenses incurred relative to such legal action or actions, including, but not limited to, court costs and attorneys' fees and expenses and will be deemed to have automatically assigned to the Lender all claims and demands which the Guarantors may then or thereafter have against the Borrower. The Lender is authorized and empowered to proceed against any Guarantor on the Guarantor's liability hereunder without joining the Borrower or any other guarantor. Each of the undersigned's liability hereunder shall be joint and several. This is a guarantee of payment and not of collection and there shall be no duty or obligation upon the Lender to proceed against the Borrower or to exhaust any remedy against the Borrower, any collateral furnished, or any other guarantee or security relating to the Obligations before bringing suit or instituting proceedings of any kind against any Guarantor.

         The Guarantors warrant that this Guarantee has been fully authorized and is fully enforceable in accordance with its terms. The failure or forbearance of the Lender to exercise any right hereunder, or otherwise granted by law or other agreement, shall not affect or release the liability of the Guarantor, and shall not constitute a waiver of such right unless so stated in writing.

         This Guarantee cannot be changed or terminated orally, shall be interpreted according to the internal laws of the State of New York, shall be binding upon the heirs, executors, administrators, successors and permitted assigns of the Guarantor and shall inure to the benefit of the Lender, their heirs, executors, administrators, successors and assigns. This Guarantee was accepted in, and any dispute adjudicated exclusively in, the State of New York, where the Guarantor consents to service of process and jurisdiction. This document may be executed in counterparts and by facsimile, all of which shall be deemed originals for all purposes.

         IN WITNESS WHEREOF, the undersigned has executed this Guarantee as of the 8th day of April, 1997.
                                        ELLON, INC.


                                        By:      ______________________________
                                                 Name:
                                                 Title:



                                        MAINE NATURALS, INC.


                                        By:      ______________________________
                                                  Name:
                                                  Title:



43573.2
                                       -2-